EXHIBIT 99

                                        COLLATERAL TERM SHEETS

                                                                                               October 9, 2002
                                         $1,314,724,000 (Approximate)
                                       GSR Mortgage Loan Trust 2002-10
                                   GS Mortgage Securities Corp., Depositor
                              Mortgage Pass-Through Certificates, Series 2002-10


 Overview of the Offered Certificates
 ------------------------------------
 ---------------------------------------------------------------------------------------------------------------------
|              |                  |              |           |             |           |             |  Moody's, S&P |
|              |  Approximate     |              | Expected  | Initial     | Estimated |  Principal  |   or Fitch    |
|              |   Principal      | Collateral   | Credit    | Pass-Through| Avg. Life |  Payment    |  Expected     |
| Certificates |    Balance       |    Group     | Support   | Rate (2)    | (yrs) (3) |  Window (4) |  Ratings (5)  |
|--------------|----------------- |--------------| ----------| ----------- |-----------|-------------|---------------|
| A1           |   $633,373,000   |  Group I     |   2.85%   |    [ ]%     |   1.68    |11/02 - 12/06|  Aaa/AAA/AAA  |
| A2-A         |   $187,560,000   |  Group II    |   2.85%   |    [ ]%     |   0.55    |11/02 - 12/03|  Aaa/AAA/AAA  |
| A2-B         |    $99,714,000   |  Group II    |   2.85%   |    [ ]%     |   1.50    |12/03 - 09/04|  Aaa/AAA/AAA  |
| A2-C         |   $363,026,000   |  Group II    |   2.85%   |    [ ]%     |   3.83    |09/04 - 08/07|  Aaa/AAA/AAA  |
| B1           |    $17,837,000   |  Group I & II|   1.50%   |    [ ]%     |   4.24    |11/02 - 11/08|   Aa2/AA/AA   |
| B2           |     $6,607,000   |  Group I & II|   1.00%   |    [ ]%     |   4.24    |11/02 - 11/08|     A2/A/A    |
| B3           |     $6,607,000   |  Group I & II|   0.50%   |    [ ]%     |   4.24    |11/02 - 11/08|  Baa2/BBB/BBB |
| X1           |   $633,373,000(1)|  Group I     |    N/A    |    [ ]%     |   N/A     |      N/A    |  Aaa/AAA/AAA  |
| X2           |   $650,300,000(1)|  Group II    |    N/A    |    [ ]%     |   N/A     |      N/A    |  Aaa/AAA/AAA  |
|   Total      | $1,314,724,000   |              |           |             |           |             |               |
---------------------------------------------------------------------------------------------------------------------

(1)   Notional Amount.
(2)   See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through
      Rates of the Certificates.
(3)   Assuming payment based on a pricing speed of 40% CPR to the Bond Reset Date for the Group I Mortgage
      Loans, a pricing speed of 25% CPR to the Bond Reset Date for the Group II Mortgage Loans and a 10%
      Cleanup Call on the Subordinate Certificates.
(4)   The Stated Final Maturity for the Certificates is November 2032.
(5)   The Senior Certificates are being rated by two of Moody's, S&P and Fitch. The Subordinate Certificates
      are being rated by one of the Rating Agencies rating the Senior Certificates.

 Selected Mortgage Pool Data
 ---------------------------
-----------------------------------------------------------------------------------------------------
|                                                |      Group I    |    Group II    |     Total      |
|------------------------------------------------|--- -------------| ---------------| ---------------|
| Scheduled Principal Balance:                   |    $651,954,082 |   $669,337,600 | $1,321,331,681 |
| Number of Mortgage Loans:                      |           1,335 |          1,386 |         2,721  |
| Average Scheduled Principal Balance:           |        $488,355 |       $482,928 |      $485,605  |
| Weighted Average Gross Coupon:                 |           6.52% |          5.54% |         6.02%  |
| Weighted Average Net Coupon:                   |           6.24% |          5.22% |         5.73%  |
| Weighted Average Stated Remaining Term:        |             349 |            358 |           354  |
| Weighted Average Seasoning:                    |              10 |              2 |             6  |
| Weighted Average Months to Roll:               |              50 |             58 |            54  |
| Weighted Average Amortized Current LTV Ratio:  |           67.9% |          67.0% |         67.5%  |
| Weighted Average Gross Margin:                 |           2.75% |          2.75% |         2.75%  |
| Weighted Average Net Margin:                   |           2.47% |          2.44% |         2.45%  |
| Weighted Average Initial Rate Cap:             |           4.08% |          3.67% |         3.87%  |
 -----------------------------------------------------------------------------------------------------

Features of the Transaction
---------------------------
o     Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the
      "Mortgage Loans") originated or purchased by Wells Fargo Home Mortgage, Inc. ("Wells Fargo"),
      ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Bank of America, N.A. ("Bank of America").

o     The Mortgage Loans will be serviced by Wells Fargo (56%), ABN AMRO (30%) and Bank of America (14%).

o     Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is
      2.85% in the form of subordination.

o     No more than 1.00% of the Mortgage Loans are delinquent as of the Cut Off Date.

o     The Deal will be modeled on Intex as "GSR02010" and on Bloomberg as "GSR 02-10".

o     The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                        October 9, 2002

Time Table
----------
Expected Settlement:                October 29th, 2002

Cut-off Date:                       October 1st, 2002

Pricing Date:                       On or before October 14th, 2002

First Distribution Date:            November 25th, 2002

Key Terms
---------
Depositor:                          GS Mortgage Securities Corp.

Servicers:                          Wells Fargo, ABN AMRO and Bank of America

Trustee:                            JPMorgan Chase Bank

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      37.5 bps for 85.5% of the Mortgage Loans, 25 bps for 14.5% of the Mortgage Loans

Trustee Fee:                        0.75 bps

Distribution Date:                  25th day of the month or the following Business Day

Record Date:                        For any Distribution Date, the last business day of the
                                    preceding calendar month, except for the Class A2-A and Class
                                    A2-B Certificates, for which the Record Date is the business day preceding the Distribution Date

Delay Days:                         24 day delay on all Certificates except for the Class A2-A and Class A2-B Certificates for which interest will accrue from the prior Distribution Date (or, the Closing Date, in the case of the first interest accrual period) through the day preceding such Distribution Date

Prepayment Assumption:              40% CPR for Group I Mortgage Loans and 25% CPR for
                                    Group II Mortgage Loans

Interest Accrual:                   On a 30/360 basis; the accrual period is the calendar month preceding the month of each Distribution Date, except for the Class A2-A and
                                    Class A2-B, which accrue from the 25th of the month preceding the
                                    Distribution Date (or, the Closing Date, in the case of the first interest accrual period) to, but not including, the 25th of the month of such Distribution Date

Servicer Advancing:                 Yes as to principal and interest, subject to recoverability

Compensating Interest:              Yes, to the extent of the aggregate monthly servicing fee

Optional Call:                      The Certificates will have a 10% optional termination provision

Rating Agencies:                    The Senior Certificates are being rated by two of
                                    Moody's, S&P and Fitch. The Subordinate Certificates are being rated by one of the Rating Agencies rating the Senior Certificates.

Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3 Certificates - $250,000
                                    Class X1 and Class X2 - $5,000,000

Legal Investment:                   All of the offered Certificates, other than the Class B2 and Class B3
                                    Certificates, are expected to be SMMEA eligible at settlement

ERISA Eligible:                     Underwriter's exemption is expected to apply to all Offered Certificates, however, prospective purchasers should consult their own counsel

Tax Treatment:                      All offered Certificates represent REMIC regular interests


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to

                                                                October 9, 2002

Structure of the Certificates
-----------------------------

o Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2,
      Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the
      "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1 Certificates and the Class A2-A, Class A2-B,
      Class A2-C Certificates (the "Class A2 Certificates", and together with the Class A1 Certificates, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (the "Class X Certificates", and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A
      Certificates' credit support percentage. Thereafter, the Subordinate
      Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support to the Class A Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

o     If the Certificate Balance of the Class A Certificates attributable to one
      Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate
      Certificates will be crossed over or used to repay the affected Class A
      Certificates, and the Subordinate Component Balance for such Group will be less than zero.

Priority of Payments
--------------------

         Beginning in November 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

                (i)       first, pro rata to the Class A1 and Class X1
                      Certificates, Accrued Certificate Interest thereon;

                (ii)     second, to the Class A1 Certificates, as principal,
                      the Group I senior principal distribution amount, until the certificate balance shall have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

                (i)       first, pro rata to the Class A2-A, Class A2-B, Class
                      A2-C, and Class X2 Certificates, Accrued Certificate
                      Interest thereon;

                (ii)      second, as principal to the Residual Certificates pro
                      rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

                (iii)     third, sequentially to the Class A2-A, Class A2-B and
                      Class A2-C Certificates, as principal, the Group II senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (c)    subject to the exceptions described below, unless a Credit
                Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

                (i)       to the Class B1 Certificates, Accrued Certificate
                      Interest thereon;

                (ii)      to the Class B1 Certificates, their pro rata share of
                      the subordinate principal distribution amount;



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to

                                                                October 9, 2002


                (iii)      to the Class B2 Certificates, Accrued Certificate
                       Interest thereon;

                (iv)       to the Class B2 Certificates, their pro rata share of
                       the subordinate principal distribution amount;

                (v)        to the Class B3 Certificates, Accrued Certificate
                       Interest thereon;

                (vi)       to the Class B3 Certificates, their pro rata share
                       of the subordinate principal distribution amount;

                (vii)      to the Class B4, Class B5 and Class B6 Certificates,
                       interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5
                       Certificates and finally to the Class B6
                       Certificates;

                (viii)     to each class of the certificates in order of
                       seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any;
                       provided, however, that any amounts distributed pursuant to this paragraph (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

                (ix)       at such time as all other classes have been paid in
                       full and all losses previously allocated have been paid in full, to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution
Date and thereafter, distributions of principal on the Class A1 Certificates and the Class A2-A, Class A2-B, and Class A2-C Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support
Depletion Date" is the first Distribution Date (if any) on which the aggregate
Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate
Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate
Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to

                                                                             October 9, 2002
Coupons of the Certificates
---------------------------
  -------------------------------------------------------------------------------------------
 |   Class    |  Bond Reset Date   |    Initial Coupon   |    Coupon After Bond Reset Date   |
 |            |                    |     (approximate)   |                                   |
 |------------|--------------------|---------------------|-----------------------------------|
 |     A1     |   December 2006    |    Net WAC - [ ]%   |   The Minimum of the (1) Net WAC  |
 |            |                    |                     |  and (2) 1 Year CMT plus 150 bps  |
 |------------|--------------------|---------------------|-----------------------------------|
 |    A2-A    |    August 2007     |         [ ]%        |   The Minimum of the (1) Net WAC  |
 |            |                    |                     |  and (2) 1 Year CMT plus 150 bps  |
 |------------|--------------------|---------------------|-----------------------------------|
 |    A2-B    |    August 2007     |         [ ]%        |   The Minimum of the (1) Net WAC  |
 |            |                    |                     |  and (2) 1 Year CMT plus 150 bps  |
 |------------|--------------------|---------------------|-----------------------------------|
 |    A2-C    |    August 2007     |         [ ]%        |   The Minimum of the (1) Net WAC  |
 |            |                    |                     |  and (2) 1 Year CMT plus 150 bps  |
 |------------|--------------------|---------------------|-----------------------------------|
 |     X1     |        N/A         |         [ ]%        |      Group I Excess Interest      |
 |------------|--------------------|---------------------|-----------------------------------|
 |     X2     |        N/A         |         [ ]%        |      Group II Excess Interest     |
  -------------------------------------------------------------------------------------------

(1) The initial Class B1 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B1
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B1 Interest Rate Strip.

(2) The initial Class B2 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B2
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B2 Interest Rate Strip.

(3) The initial Class B3 Certificate Rate will be approximately [ ]% per annum. For each subsequent Distribution Date, the Class B3
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(4) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate
         Balance of the Class A1 Certificates (the "Class X1 Notional
         Amount"). The initial Class X1 Certificate notional amount will be approximately $633,373,000, and for any distribution date will equal the aggregate certificate balance of the Class A1 Certificates immediately preceding that distribution date. The Class X1
         Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1
         Certificates. On each distribution date the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group I weighted average net rate over (ii) the Pass-Through Rate of the Class A1 Certificates. The holders of the
         Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of
         (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B1 Certificates, (ii) in the case of the Class
         B2 Certificates, a fixed per annum percentage equal to approximately
         [ ]% multiplied by the certificate balance of the Class B2
         Certificates and (iii) in the case of the Class B3 Certificates, a fixed per annum percentage equal to approximately [ ]% multiplied by the certificate balance of the Class B3 Certificates.

(5) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate
         Balance of the Class A2 Certificates (the "Class X2 Notional
         Amount"). The initial Class X2 Certificate notional amount will be approximately $650,300,000, and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. The Class X2
         Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2
         Certificates. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the weighted average Pass-Through Rates of the Class A2 Certificates.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                               October 9, 2002

Selected Mortgage Loan Data:
----------------------------

                                 The Mortgage Loans (All Collateral)

Scheduled Principal Balance:                                                $1,321,331,681
Number of Mortgage Loans:                                                            2,721
Scheduled Principal Balance of the Largest Mortgage Loan:                       $2,383,343
Average Scheduled Principal Balance:                                              $485,605
Weighted Average Gross Coupon:                                                       6.02%
Weighted Average Net Coupon:                                                         5.73%
Weighted Average Stated Remaining Term:                                                354
Weighted Average Seasoning:                                                              6
Weighted Average Months to Roll:                                                        54
Weighted Average Amortized Current LTV Ratio:                                        67.5%
Weighted Average Gross Margin:                                                       2.75%
Weighted Average Net Margin:                                                         2.45%
Weighted Average Initial Rate Cap:                                                   3.87%
Weighted Average Periodic Rate Cap:                                                  2.01%
Weighted Average Lifetime Rate Cap:                                                  5.12%
Weighted Average FICO Score:                                                           731
Originator:
     Wells Fargo:                                                                    55.6%
     ABN Amro:                                                                       30.3%
     Bank of America:                                                                14.1%


                                  Scheduled Principal Balance
                                   No. of Mortgage         Total Dollar       Scheduled Principal
Scheduled Principal Balance           Loans (#)             Amount ($)             Balance (%)
---------------------------        --------------         -------------       -------------------
    $50,001 -    $150,000                33               $  3,828,786              0.3%
   $150,001 -    $250,000                39                  7,913,628              0.6
   $250,001 -    $350,000               485                157,374,673             11.9
   $350,001 -    $450,000               921                365,592,340             27.7
   $450,001 -    $550,000               527                261,601,054             19.8
   $550,001 -    $650,000               364                220,843,855             16.7
   $650,001 -    $750,000                93                 65,489,645              5.0
   $750,001 -  $1,000,000               250                223,828,807             16.9
$1,000,001  -  $1,250,000                 1                  1,040,000              0.1
$1,250,001  -  $1,500,000                 3                  4,137,800              0.3
$1,500,001  -  $1,750,000                 2                  3,299,000              0.2
$1,750,001  -  $2,000,000                 2                  3,998,750              0.3
$2,250,001 or Greater                     1                  2,383,343              0.2
--------------------------------------------------------------------------------------------------
Total                                 2,721             $1,321,331,681            100.0%
==================================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 October 9, 2002

                               Gross Coupons

                    No. of Mortgage        Total Dollar      Scheduled Principal
Gross Coupon           Loans (#)             Amount ($)           Balance (%)
------------        ---------------        ------------      -------------------
4.00% - 4.49%                5              $  2,864,236              0.2%
4.50% - 4.99%               27                12,043,000              0.9
5.00% - 5.49%              276               134,305,067             10.2
5.50% - 5.74%              645               316,395,758             23.9
5.75% - 5.99%              766               368,824,085             27.9
6.00% - 6.49%              598               279,836,219             21.2
6.50% - 6.99%               80                35,649,825              2.7
7.00% - 7.49%              104                52,962,579              4.0
7.50% - 7.99%              110                54,852,404              4.2
8.00% - 8.49%               88                45,255,049              3.4
8.50% - 8.99%               21                18,026,660              1.4
9.00% - 9.49%                1                   316,799              0.0
--------------------------------------------------------------------------------
Total                    2,721            $1,321,331,681            100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                   Amortized Current Loan-to-Value Ratios

Amortized Current      No. of Mortgage      Total Dollar     Scheduled Principal
Loan-to-Value Ratio       Loans (#)           Amount ($)          Balance (%)
-------------------   ----------------      ------------     -------------------
Below 40.00%                 115            $ 58,479,266             4.4%
40.00% -   49.99%            207             103,422,578             7.8
50.00% -   59.99%            328             172,728,269            13.1
60.00% -   69.99%            627             327,367,750            24.8
70.00% -   79.99%          1,164             546,015,712            41.3
80.00% -   84.99%            165              73,027,956             5.5
85.00% -   89.99%             76              28,126,695             2.1
90.00% -  100.00%             39              12,163,457             0.9
-------------------------------------------------------------------------------
Total                      2,721          $1,321,331,681           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                          Primary Mortgage Insurance
                                         No. of Mortgage       Total Dollar      Scheduled Principal
Primary Mortgage Insurance ("PMI")          Loans (#)            Amount ($)          Balance (%)
----------------------------------       ---------------      --------------    ----------------------
Amortized CLTV < 80%                          2,592           $1,275,977,940           96.6%
Amortized CLTV > 80% with PMI                   127               44,780,741            3.4
Amortized CLTV > 80%, with no PMI*                2                  573,000            0.0
------------------------------------------------------------------------------------------------------
Total                                         2,721           $1,321,331,681          100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding.
* These loans were originated in accordance with the Wells Fargo pledged asset program.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                October 9, 2002

                    Stated Remaining Months to Maturity

Stated Remaining      No. of Mortgage       Total Dollar     Scheduled Principal
Term (Scheduled)         Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------
Under 301 Months              5            $  2,011,355              0.2%
313 - 324 Months             81              40,909,830              3.1
325 - 336 Months            237             127,632,915              9.7
337 - 348 Months             43              20,438,604              1.5
349 - 360 Months          2,355           1,130,338,977             85.5
--------------------------------------------------------------------------------
Total                     2,721          $1,321,331,681            100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                                  Indices

                      No. of Mortgage       Total Dollar     Scheduled Principal
Index                    Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------
1 Year CMT               2,721            $1,321,331,681            100.0%
-------------------------------------------------------------------------------
Total                    2,721            $1,321,331,681            100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                               Months to Roll

                      No. of Mortgage       Total Dollar     Scheduled Principal
Months to Roll           Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------
13 - 18 Months                 4           $  1,747,928              0.1%
19 - 24 Months                77             39,161,902              3.0
25 - 30 Months               112             58,611,952              4.4
31 - 36 Months               127             69,742,648              5.3
37 - 42 Months                32             17,473,107              1.3
43 - 48 Months                 9              2,324,101              0.2
49 - 54 Months                15              4,758,508              0.4
55 - 60 Months             2,341          1,125,988,847             85.2
67 - 72 Months                 2                641,396              0.0
76 - 78 Months                 2                881,293              0.1
-------------------------------------------------------------------------------
Total                      2,721         $1,321,331,681            100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                Gross Margin

                      No. of Mortgage       Total Dollar     Scheduled Principal
Gross Margin             Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    -------------------
2.50%                         5          $    2,111,125                 0.2%
2.75%                     2,716           1,319,220,556                99.8
-------------------------------------------------------------------------------
Total                     2,721          $1,321,331,681               100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                October 9, 2002

                              Initial Rate Cap

                      No. of Mortgage       Total Dollar     Scheduled Principal
Initial Rate Cap         Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------
2.00%                        818          $ 402,275,356           30.4%
3.00%                        272            142,630,423           10.8
5.00%                      1,631            776,425,902           58.8
-------------------------------------------------------------------------------
Total                      2,721         $1,321,331,681          100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                 FICO Score

                      No. of Mortgage       Total Dollar     Scheduled Principal
FICO Score               Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------
Unavailable                  62             $ 32,620,992              2.5%
561 - 580                     5                2,931,425              0.2
581 - 620                    36               17,112,413              1.3
621 - 640                    63               31,528,737              2.4
641 - 660                   117               56,033,118              4.2
661 - 680                   205               94,266,826              7.1
681 - 700                   290              141,226,189             10.7
701 - 720                   349              171,414,401             13.0
721 - 740                   344              166,059,260             12.6
741 - 760                   399              187,501,779             14.2
761 or Greater              851              420,636,541             31.8
-------------------------------------------------------------------------------
Total                     2,721           $1,321,331,681            100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                               Property State

                      No. of Mortgage       Total Dollar     Scheduled Principal
Property State           Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------

California                  1,523           $759,186,818            57.5%
Illinois                      179             82,970,024             6.3
Washington                     93             47,664,632             3.6
Texas                          83             40,797,472             3.1
All Other States(1)           843            390,712,735            26.9
-------------------------------------------------------------------------------
Total                       2,721          $1,321,331,681          100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                October 9, 2002
                               Property Type

                      No. of Mortgage       Total Dollar     Scheduled Principal
Property Type            Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------

Single Family                2,236        $1,097,720,263             83.1%
PUD                            233           115,397,064              8.7
Condo                          227            97,684,364              7.4
2-4 Family                       8             3,556,299              0.3
Town House                      10             3,994,210              0.3
Co-op                            7             2,979,482              0.2
--------------------------------------------------------------------------------
Total                        2,721        $1,321,331,681            100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                                Loan Purpose

                      No. of Mortgage       Total Dollar     Scheduled Principal
Loan Purpose             Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------
Refinance                  1,331           $ 658,273,641          49.8%
Purchase                   1,000             470,129,005          35.6
Cash Out                     390             192,929,035          14.6
-------------------------------------------------------------------------------
Total                      2,721          $1,321,331,681         100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                 Occupancy

                      No. of Mortgage       Total Dollar     Scheduled Principal
Occupancy                Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------
Primary                     2,637         $1,279,613,865              96.8%
Second Home                    83             40,142,816               3.0
Investor                        1              1,575,000               0.1
-------------------------------------------------------------------------------
Total                       2,721         $1,321,331,681             100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                    Age

                      No. of Mortgage       Total Dollar     Scheduled Principal
Age                      Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------
0  - 3 Months                2,319        $1,116,565,986           84.5%
4  - 6 Months                   26            11,212,400            0.8
7  - 12 Months                  20             6,241,395            0.5
13 - 18 Months                   4               574,363            0.0
19 - 24 Months                  45            23,101,343            1.7
25 - 30 Months                 135            77,584,514            5.9
31 - 36 Months                 124            62,825,156            4.8
37 - 42 Months                  43            21,093,298            1.6
43 - 48 Months                   3             1,411,542            0.1
72 Months or Greater             2               721,685            0.1
-------------------------------------------------------------------------------
Total                        2,721        $1,321,331,681          100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                October 9, 2002

                              Document Status

                      No. of Mortgage       Total Dollar     Scheduled Principal
Document Status          Loans (#)            Amount ($)          Balance (%)
----------------     ---------------      --------------    --------------------
Full Doc                    1,473          $ 724,653,998            54.8%
Full / Alt Doc                818            401,674,762            30.4
Alt Doc                       353            159,448,314            12.1
No Doc                         77             35,554,607             2.7
--------------------------------------------------------------------------------
Total                       2,721         $1,321,331,681           100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                             Property Zip Codes

                      No. of Mortgage       Total Dollar     Scheduled Principal
Property Zip Codes       Loans (#)            Amount ($)          Balance (%)
------------------   ---------------      --------------    --------------------
90266                      23               $ 15,369,526               1.2%
90272                      14                 11,032,836               0.8
94566                      20                 10,440,897               0.8
95014                      18                 10,264,316               0.8
94583                      20                  9,981,843               0.8
94539                      18                  9,562,467               0.7
94506                      16                  9,185,399               0.7
94550                      21                  9,032,597               0.7
95070                      16                  8,910,887               0.7
92660                      14                  8,683,676               0.7
All Others              2,541              1,218,867,237              92.2
--------------------------------------------------------------------------------
Total                   2,721             $1,321,331,681             100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.

                                  Remaining Prepayment Penalty Term

Remaining                 No. of                            Scheduled       Weighted       Weighted
Prepayment               Mortgage         Total Dollar      Principal       Average      Average Months
Penalty Term             Loans (#)         Amount ($)       Balance (%)     Coupon         to Roll
------------             ---------      --------------      -----------     --------     --------------
No Penalty                 2,370        $1,134,987,812        85.9%           5.75%           58
Expired                       83            41,980,392         3.2            7.11            23
1-12 Months                  236           126,634,520         9.6            7.87            31
13-24 Months                  30            16,216,939         1.2            7.65            40
31-36 Months                   1               649,518         0.0            8.25            35
36 Months or Greater           1               862,500         0.1            8.00            37
-------------------------------------------------------------------------------------------------------
Total                      2,721        $1,321,331,681       100.0%           6.02%           54
=======================================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                October 9, 2002

                                    The Mortgage Loans (Group I)

Scheduled Principal Balance:                                                       $651,954,082

Number of Mortgage Loans:                                                                 1,335

Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,283,343

Average Scheduled Principal Balance:                                                   $488,355

Weighted Average Gross Coupon:                                                            6.52%

Weighted Average Net Coupon:                                                              6.24%

Weighted Average Stated Remaining Term:                                                     349

Weighted Average Seasoning:                                                                  10

Weighted Average Months to Roll:                                                             50

Weighted Average Amortized Current LTV Ratio:                                             67.9%

Weighted Average Gross Margin:                                                            2.75%

Weighted Average Net Margin:                                                              2.47%

Weighted Average Initial Rate Cap:                                                        4.08%

Weighted Average Periodic Rate Cap:                                                       2.02%

Weighted Average Lifetime Rate Cap:                                                       5.24%

Weighted Average FICO Score:                                                                729

Originator:
     Wells Fargo:                                                                         55.6%
     Bank of America:                                                                     28.6%
     ABN AMRO:                                                                            15.8%


                                   Scheduled Principal Balance
                                No. of Mortgage      Total Dollar       Scheduled Principal
Scheduled Principal Balance         Loans (#)          Amount ($)           Balance (%)
---------------------------     ---------------      ------------       -------------------
    $50,001 -    $150,000               22          $   2,567,404              0.4%
   $150,001 -    $250,000               23              4,562,220              0.7
   $250,001 -    $350,000              246             79,312,987             12.2
   $350,001 -    $450,000              427            169,502,793             26.0
   $450,001 -    $550,000              252            124,578,978             19.1
   $550,001 -    $650,000              177            107,330,106             16.5
   $650,001 -    $750,000               51             35,776,623              5.5
   $750,001 -  $1,000,000              128            113,464,077             17.4
$1,000,001  -  $1,250,000                1              1,040,000              0.2
$1,250,001  -  $1,500,000                3              4,137,800              0.6
$1,500,001  -  $1,750,000                2              3,299,000              0.5
$1,750,001  -  $2,000,000                2              3,998,750              0.6
$2,250,001 or Greater                    1              2,383,343              0.4
-------------------------------------------------------------------------------------------
Total                                1,335           $651,954,082            100.0%
------------===============================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 October 9, 2002

                               Gross Coupons

                      No. of Mortgage       Total Dollar     Scheduled Principal
Gross Coupon             Loans (#)            Amount ($)          Balance (%)
------------------   ---------------      --------------    --------------------
5.75% - 5.99%                 333           $165,054,546            25.3%
6.00% - 6.49%                 598            279,836,219            42.9
6.50% - 6.99%                  80             35,649,825             5.5
7.00% - 7.49%                 104             52,962,579             8.1
7.50% - 7.99%                 110             54,852,404             8.4
8.00% - 8.49%                  88             45,255,049             6.9
8.50% - 8.99%                  21             18,026,660             2.8
9.00% - 9.49%                   1                316,799             0.1
--------------------------------------------------------------------------------
Total                       1,335           $651,954,082           100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                     Amortized Current Loan-to-Value Ratios

Amortized Current       No. of Mortgage     Total Dollar     Scheduled Principal
Loan-to-Value Ratio        Loans (#)          Amount ($)          Balance (%)
-------------------     ---------------     ------------     -------------------
Below 40.00%                    53          $ 27,878,810             4.3%
40.00% -   49.99%              113            56,999,862             8.7
50.00% -   59.99%              151            78,882,037            12.1
60.00% -   69.99%              284           147,770,755            22.7
70.00% -   79.99%              541           261,685,956            40.1
80.00% -   84.99%              120            53,702,548             8.2
85.00% -   89.99%               46            16,816,770             2.6
90.00% -  100.00%               27             8,217,344             1.3
-------------------------------------------------------------------------------
Total                        1,335          $651,954,082           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.

                                     Primary Mortgage Insurance
                                       No. of Mortgage    Total Dollar     Scheduled Principal
Primary Mortgage Insurance ("PMI")        Loans (#)         Amount ($)         Balance (%)
----------------------------------     ---------------    -----------      -------------------
Amortized CLTV < 80%                         1,254         $623,979,657           95.7%
Amortized CLTV > 80%, with PMI                  79           27,401,425            4.2
Amortized CLTV > 80%, with no PMI*               2              573,000            0.1
----------------------------------------------------------------------------------------------
Total                                        1,335         $651,954,082          100.0%
==============================================================================================
Column totals may not add to 100.0% due to rounding.
* These loans were originated in accordance with the Wells Fargo pledged asset program.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                 October 9, 2002

                    Stated Remaining Months to Maturity

Stated Remaining      No. of Mortgage       Total Dollar     Scheduled Principal
Term (Scheduled)         Loans (#)            Amount ($)         Balance (%)
----------------      ---------------     ---------------    -------------------
Under 301 Months              4           $    1,616,204               0.2%
313 - 324 Months             81               40,909,830               6.3
325 - 336 Months            237              127,632,915              19.6
337 - 348 Months             43               20,438,604               3.1
349 - 360 Months            970              461,356,529              70.8
-------------------------------------------------------------------------------
Total                     1,335             $651,954,082             100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                  Indices

                      No. of Mortgage       Total Dollar     Scheduled Principal
Index                    Loans (#)            Amount ($)         Balance (%)
----------------      ---------------     ---------------    -------------------
1 Year CMT                 1,335            $651,954,082            100.0%
-------------------------------------------------------------------------------
Total                      1,335            $651,954,082            100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                               Months to Roll

                      No. of Mortgage       Total Dollar     Scheduled Principal
Months to Roll           Loans (#)            Amount ($)         Balance (%)
----------------      ---------------     ---------------    -------------------
13 - 18 Months                 4          $    1,747,928            0.3%
19 - 24 Months                77              39,161,902            6.0
25 - 30 Months               112              58,611,952            9.0
31 - 36 Months               127              69,742,648           10.7
37 - 42 Months                32              17,473,107            2.7
43 - 48 Months                 9               2,324,101            0.4
49 - 54 Months                12               3,967,570            0.6
55 - 60 Months               958             457,402,185           70.2
67 - 72 Months                 2                 641,396            0.1
76 - 78 Months                 2                 881,293            0.1
--------------------------------------------------------------------------------
Total                      1,335            $651,954,082          100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                Gross Margin

                      No. of Mortgage       Total Dollar     Scheduled Principal
Gross Margin             Loans (#)            Amount ($)         Balance (%)
----------------      ---------------     ---------------    -------------------
2.50%                            5         $     2,111,125          0.3%
2.75%                        1,330             649,842,957         99.7
--------------------------------------------------------------------------------
Total                        1,335         $   651,954,082        100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                 October 9, 2002
                              Initial Rate Cap

                      No. of Mortgage     Total Dollar      Scheduled Principal
Initial Rate Cap         Loans (#)          Amount ($)          Balance (%)
----------------      ---------------     -----------       -------------------
2.00%                        202           $104,701,792            16.1%
3.00%                        272            142,630,423            21.9
5.00%                        861            404,621,867            62.1
--------------------------------------------------------------------------------
Total                      1,335           $651,954,082           100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                                 FICO Score

                      No. of Mortgage     Total Dollar      Scheduled Principal
FICO Score               Loans (#)          Amount ($)          Balance (%)
----------------      ---------------     ------------      -------------------
Unavailable                  10           $  4,727,624               0.7%
561 - 580                     2              1,540,106               0.2
581 - 620                    23             11,817,188               1.8
621 - 640                    37             19,479,178               3.0
641 - 660                    69             33,187,564               5.1
661 - 680                   108             50,152,361               7.7
681 - 700                   135             62,822,905               9.6
701 - 720                   175             85,141,843              13.1
721 - 740                   179             85,178,356              13.1
741 - 760                   180             81,881,218              12.6
761 or Greater              417            216,025,737              33.1
-------------------------------------------------------------------------------
Total                     1,335           $651,954,082               100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                               Property State

                      No. of Mortgage     Total Dollar      Scheduled Principal
Property State           Loans (#)          Amount ($)          Balance (%)
----------------      ---------------     ------------      -------------------
California                   762          $383,644,046                58.8%
Illinois                      64            28,417,582                 4.4
Texas                         51            23,396,499                 3.6
Washington                    40            22,178,952                 3.4
Florida                       44            21,269,669                 3.3
All other states             374           173,047,335                26.5
--------------------------------------------------------------------------------
Total                      1,335          $651,954,082               100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                 October 9, 2002

                               Property Type

                      No. of Mortgage     Total Dollar      Scheduled Principal
Property Type            Loans (#)          Amount ($)          Balance (%)
----------------      ---------------     ------------      -------------------
Single Family                 1,058       $521,403,031             80.0%
PUD                             125         64,709,032              9.9
Condo                           142         61,745,010              9.5
Co-op                             4          1,638,056              0.3
Town House                        4          1,703,122              0.3
2-4 Family                        2            755,831              0.1
-------------------------------------------------------------------------------
Total                         1,335       $651,954,082            100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                Loan Purpose

                      No. of Mortgage     Total Dollar      Scheduled Principal
Loan Pupose              Loans (#)          Amount ($)          Balance (%)
----------------      ---------------     ------------      -------------------
Refinance                    575          $287,396,983            44.0%
Purchase                     593           282,516,136            43.3
Cash Out                     167            82,040,964            12.6
-------------------------------------------------------------------------------
Total                      1,335          $651,954,082           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                 Occupancy

                      No. of Mortgage     Total Dollar      Scheduled Principal
Occupancy                Loans (#)          Amount ($)          Balance (%)
----------------      ---------------     ------------      -------------------
Primary                    1,288          $627,590,439            96.3%
Second Home                   46            22,788,642             3.5
Investor                       1             1,575,000             0.2
-------------------------------------------------------------------------------
Total                      1,335          $651,954,082           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                    Age

                      No. of Mortgage     Total Dollar      Scheduled Principal
Age                      Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     ------------      -------------------
0  - 3 Months                  939        $449,982,445             69.0%
4  - 6 Months                   23           9,209,280              1.4
7  - 12 Months                  17           5,450,457              0.8
13 - 18 Months                   4             574,363              0.1
19 - 24 Months                  45          23,101,343              3.5
25 - 30 Months                 135          77,584,514             11.9
31 - 36 Months                 124          62,825,156              9.6
37 - 42 Months                  43          21,093,298              3.2
43 - 48 Months                   3           1,411,542              0.2
72 Months or Greater             2             721,685              0.1
--------------------------------------------------------------------------------
Total                        1,335        $651,954,082            100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 October 9, 2002

                              Document Status

                      No. of Mortgage     Total Dollar      Scheduled Principal
Property Status          Loans (#)          Amount ($)          Balance (%)
----------------      ---------------     ------------      -------------------
Full Doc                     834          $414,038,956             63.5%
Alt Doc                      258           114,760,364             17.6
Full / Alt Doc               202           104,101,198             16.0
No Doc                        41            19,053,563              2.9
--------------------------------------------------------------------------------
Total                      1,335          $651,954,082            100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                             Property Zip Codes

                      No. of Mortgage     Total Dollar      Scheduled Principal
Property Zip Codes       Loans (#)          Amount ($)          Balance (%)
------------------    ---------------     -------------     -------------------
90272                          9          $   7,807,423             1.2%
90266                         10              6,931,617             1.1
94506                         11              6,217,126             1.0
92660                          8              5,125,777             0.8
95014                          9              4,852,003             0.7
94566                          8              4,702,098             0.7
95070                          8              4,673,973             0.7
94114                          7              4,555,401             0.7
95138                          8              4,467,697             0.7
92130                          9              4,439,323             0.7
All Others                 1,248            598,181,644            91.8
--------------------------------------------------------------------------------
Total                      1,335           $651,954,082           100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.

                               Remaining Prepayment Penalty Term
                           No. of                            Scheduled       Weighted        Weighted
Remaining Prepayment      Mortgage       Total Dollar        Principal       Average          Average
Penalty Term              Loans (#)        Amount ($)       Balance (%)      Coupon        Months to Roll
-------------------       ---------      --------------    -----------      ---------      --------------
No Penalty                   984         $465,610,212         71.4%           6.06%              58
Expired                       83           41,980,392          6.4            7.11               23
1  - 12 Months               236          126,634,520         19.4            7.87               31
13 - 24 Months                30           16,216,939          2.5            7.65               40
31 - 36 Months                 1              649,518          0.1            8.25               35
36 Months or Greater           1              862,500          0.1            8.00               37
-------------------------------------------------------------------------------------------------------
Total                      1,335         $651,954,082        100.0%           6.52%              50
=======================================================================================================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                October 9, 2002

                                    The Mortgage Loans (Group II)

Scheduled Principal Balance:                                                       $669,377,600

Number of Mortgage Loans:                                                                 1,386

Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,000,000

Average Scheduled Principal Balance:                                                    482,928

Weighted Average Gross Coupon:                                                            5.54%

Weighted Average Net Coupon:                                                              5.22%

Weighted Average Stated Remaining Term:                                                     358

Weighted Average Seasoning:                                                                   2

Weighted Average Months to Roll:                                                             58

Weighted Average Amortized Current LTV Ratio:                                             67.0%

Weighted Average Gross Margin:                                                            2.75%

Weighted Average Net Margin:                                                              2.44%

Weighted Average Initial Rate Cap:                                                        3.67%

Weighted Average Periodic Rate Cap:                                                       2.00%

Weighted Average Lifetime Rate Cap:                                                       5.00%

Weighted Average FICO Score:                                                                732

Originator:
     Wells Fargo:                                                                         55.5%
     ABN AMRO:                                                                            44.5%



                        Scheduled Principal Balance

Scheduled                 No. of Mortgage    Total Dollar    Scheduled Principal
Principal Balance            Loans (#)         Amount ($)        Balance (%)
---------------------     ---------------    -------------   -------------------
 $50,001 -   $150,000            11          $   1,261,382               0.2%
$150,001 -   $250,000            16              3,351,408               0.5
$250,001 -   $350,000           239             78,061,686              11.7
$350,001 -   $450,000           494            196,089,547              29.3
$450,001 -   $550,000           275            137,022,076              20.5
$550,001 -   $650,000           187            113,513,749              17.0
$650,001 -   $750,000            42             29,713,022               4.4
$750,001 - $1,000,000           122            110,364,729              16.5
--------------------------------------------------------------------------------
Total                         1,386           $669,377,600             100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                               Gross Coupons


                      No. of Mortgage     Total Dollar      Scheduled Principal
Gross Coupon             Loans (#)          Amount ($)          Balance (%)
------------------    ---------------     -------------     -------------------
4.00% - 4.49%                    5        $   2,864,236           0.4%
4.50% - 4.99%                   27           12,043,000           1.8
5.00% - 5.49%                  276          134,305,067          20.1
5.50% - 5.74%                  645          316,395,758          47.3
6.75% - 5.99%                  433          203,769,539          30.4
-------------------------------------------------------------------------------
Total                        1,386        $ 669,377,600         100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 October 9, 2002

                   Amortized Current Loan-to-Value Ratios

Amortized Current     No. of Mortgage     Total Dollar      Scheduled Principal
Loan-to-Value Ratio       Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     -------------     -------------------
Below 40.00%                  62            $30,600,456            4.6%
40.00% -   49.99%             94             46,422,716            6.9
50.00% -   59.99%            177             93,846,232           14.0
60.00% -   69.99%            343            179,596,994           26.8
70.00% -   79.99%            623            285,329,755           42.6
80.00% -   84.99%             45             19,325,408            2.9
85.00% -   89.99%             30             11,309,925            1.7
90.00% -  100.00%             12              3,946,113            0.6
-------------------------------------------------------------------------------
Total                      1,386           $669,377,600          100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                         Primary Mortgage Insurance

                                     No. of                          Scheduled
Primary Mortgage                    Mortgage      Total Dollar       Principal
Insurance ("PMI")                   Loans (#)      Amount ($)        Balance (%)
------------------------------    ------------    -------------      -----------
Amortized CLTV < 80%                  1,338       $ 651,998,283         97.4%
Amortized CLTV > 80%, With PMI           48          17,379,316          2.6
--------------------------------------------------------------------------------
Total                                 1,386       $ 669,377,600        100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                    Stated Remaining Months to Maturity

Stated Remaining      No. of Mortgage     Total Dollar      Scheduled Principal
Term (Scheduled)          Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     -------------     -------------------
337 - 348 Months                 1        $     395,151             0.1%
349 - 360 Months             1,385          668,982,448            99.9
-------------------------------------------------------------------------------
Total                        1,386        $ 669,377,600           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                  Indices

                      No. of Mortgage       Total Dollar     Scheduled Principal
Index                    Loans (#)            Amount ($)         Balance (%)
----------------      ---------------     ---------------    -------------------
1 Year CMT                1,386            $669,377,600             100.0%
-------------------------------------------------------------------------------
Total                     1,386            $669,377,600             100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                  Octber 9, 2002

                               Months to Roll

                      No. of Mortgage       Total Dollar     Scheduled Principal
Months to Roll           Loans (#)            Amount ($)         Balance (%)
----------------      ---------------     ---------------    -------------------
49 - 54 Months                    3         $    790,938           0.1%
55 - 60 Months                1,383          668,586,662          99.9
-------------------------------------------------------------------------------
Total                         1,386         $669,377,600         100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding


                                Gross Margin

                      No. of Mortgage       Total Dollar     Scheduled Principal
Gross Margin             Loans (#)            Amount ($)         Balance (%)
----------------      ---------------     ---------------    -------------------
2.75%                     1,386            $669,377,600          100.0%
--------------------------------------------------------------------------------
Total                     1,386            $669,377,600          100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                              Initial Rate Cap

                      No. of Mortgage       Total Dollar     Scheduled Principal
Initial Rate Cap         Loans (#)            Amount ($)         Balance (%)
----------------      ---------------     ---------------    -------------------
2.00%                        616             $297,573,564          44.5%
5.00%                        770              371,804,036          55.5
--------------------------------------------------------------------------------
Total                      1,386             $669,377,600         100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


                                 FICO Score

                      No. of Mortgage     Total Dollar      Scheduled Principal
FICO Score               Loans (#)          Amount ($)          Balance (%)
----------------      ---------------     ------------      -------------------
Unavailable                 52            $ 27,893,368             4.2%
561 - 580                    3               1,391,319             0.2
581 - 620                   13               5,295,225             0.8
621 - 640                   26              12,049,559             1.8
641 - 660                   48              22,845,554             3.4
661 - 680                   97              44,114,465             6.6
681 - 700                  155              78,403,284            11.7
701 - 720                  174              86,272,557            12.9
721 - 740                  165              80,880,904            12.1
741 - 760                  219             105,620,561            15.8
761 or Greater             434             204,610,804            30.6
--------------------------------------------------------------------------------
Total                    1,386            $669,377,600           100.0%
================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 October 9, 2002

                               Property State

                      No. of Mortgage     Total Dollar      Scheduled Principal
Property State            Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     -------------     -------------------
California                     761         $375,542,772            56.1%
Illinois                       115           54,552,442             8.1
Washington                      53           25,485,680             3.8
All Other States(1)            457          213,796,704            31.8
-------------------------------------------------------------------------------
Total                        1,386         $669,377,600           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                               Property Type

                      No. of Mortgage     Total Dollar      Scheduled Principal
Property Type            Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     -------------     -------------------
Single Family                1,178         $576,317,231         86.1%
PUD                            108           50,688,032          7.6
Condo                           85           35,939,354          5.4
2-4 Family                       6            2,800,468          0.4
Town House                       6            2,291,088          0.3
Co-op                            3            1,341,426          0.2
-------------------------------------------------------------------------------
Total                        1,386         $669,377,600        100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                Loan Purpose

                      No. of Mortgage     Total Dollar      Scheduled Principal
Loan Purpose             Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     -------------     -------------------
Refinance                    756           $370,876,659            55.4%
Purchase                     407            187,612,870            28.0
Cash Out                     223            110,888,071            16.6
-------------------------------------------------------------------------------
Total                      1,386           $669,377,600           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                                 Occupancy

                      No. of Mortgage     Total Dollar      Scheduled Principal
Occupancy                Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     -------------     -------------------
Primary                    1,349           $652,023,426         97.4%
Second Home                   37             17,354,174          2.6
-------------------------------------------------------------------------------
Total                      1,386           $669,377,600        100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 October 9, 2002

                                    Age

                      No. of Mortgage     Total Dollar      Scheduled Principal
Age                      Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     -------------     -------------------
0 - 3 Months               1,380          $666,583,541            99.6%
4 - 6 Months                   3             2,003,120             0.3
7 - 12 Months                  3               790,938             0.1
-------------------------------------------------------------------------------
Total                      1,386          $669,377,600           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                              Document Status

                      No. of Mortgage     Total Dollar      Scheduled Principal
Document Status          Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     -------------     -------------------
Full Doc                      639         $310,615,042            46.4%
Full / Alt Doc                616          297,573,564            44.5
Alt Doc                        95           44,687,950             6.7
No Doc                         36           16,501,044             2.5
-------------------------------------------------------------------------------
Total                       1,386         $669,377,600           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.


                             Property Zip Codes

                      No. of Mortgage     Total Dollar      Scheduled Principal
Property Zip Codes       Loans (#)          Amount ($)          Balance (%)
-------------------   ---------------     -------------     -------------------
90266                          13         $   8,437,910             1.3%
94583                          14             7,404,390             1.1
94539                          12             6,221,912             0.9
94566                          12             5,738,800             0.9
95032                          11             5,678,233             0.8
94588                          11             5,667,562             0.8
95014                           9             5,412,314             0.8
60614                          11             5,381,703             0.8
94087                          11             5,174,519             0.8
92679                          11             5,135,815             0.8
All Others                  1,271           609,124,442            91.0
-------------------------------------------------------------------------------
Total                       1,386          $669,377,600           100.0%
===============================================================================
Column totals may not add to 100.0% due to rounding.

                                     Remaining Prepayment Penalty Term
                                                                                    Weighted       Weighted
Remaining Prepayment   No. of Mortgage     Total Dollar      Scheduled Principal    Average        Average
Penalty Term              Loans (#)          Amount ($)          Balance (%)        Coupon      Months to Roll
-------------------   ----------------    -------------     -------------------     --------    ---------------
No Penalty                 1,386           $669,377,600            100.0%            5.54%           58
---------------------------------------------------------------------------------------------------------------
Total                      1,386           $669,377,600            100.0%            5.54%           58
===============================================================================================================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and
Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.